Summary Prospectus Supplement	December 30, 2019

Putnam VT Equity Income Fund
Summary Prospectus dated April 30, 2019

Effective March 31, 2020, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio manager

Darren Jaroch, Portfolio Manager, portfolio manager of the fund since 2012

Assistant portfolio manager

Lauren DeMore, Portfolio Manager, Analyst, assistant portfolio manager of the fund since 2019

Sub-advisors

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

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